UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)      January 26, 2005

The Liberty Corporation

(Exact name of Registrant as Specified in Charter)

South Carolina	1-5846	57-0507055

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

135 South Main Street, Greenville, SC	29601

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code      (864) 241-5400

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

     On January 26, 2005, The Liberty Corporation entered into an amendment (the “Amendment”) to its existing Credit Agreement with Wachovia Bank, National Association, as Agent and a Bank. The Amendment, among other things, extends the term of the revolving credit facility though May 17, 2006 and increases the aggregate facility commitment from $100 million to $150 million.

     This summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

     The disclosure set forth above in Item 1.01 is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

10.01	Sixth Amendment to Credit Agreement dated as of January 26, 2005 between The Liberty Corporation and Wachovia Bank, National Association, as Agent and a Bank

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LIBERTY CORPORATION

January 28, 2005
	By:	/s/ Martha Williams

	Name:	Martha Williams
	Title:	Vice President, General Counsel and Secretary

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